Exhibit 99.2

Advent Software, Inc. Second Quarter 2010 Earnings Highlights for Continuing Operations July 26, 2010 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Continuing Operations Guidance for Q310 and FY10 and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known, and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, Axys® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2009 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q210 Continuing Operations Highlights ACV of term license & OnDemandSM contracts of $6.5M Up 51% from Q209 Revenue of $69.3M Up 10% from Q209 87% of revenue is recurring, unchanged from Q209 15% of revenue is international, up 1 point from Q209 GAAP & Non-GAAP Operating Margins of 11% and 20% respectively Operating cash flow of $17.8M Up 42% from Q110 Repurchased approximately 555K shares Average price of $43.02 per share

ADVS Q210 Continuing Op’s Financial Highlights Metric Q209 Q210 $ +/- % +/- ACV (including term license and OnDemandSM contracts) ($M) $4.3 $6.5 $2.2 51% Revenue ($M) $63.1 $69.3 $6.2 10% Operating Cash Flow ($M) $21.0 $17.8 ($3.2) (15%) GAAP Operating Margin 11.5% 10.9% (0.6 pts) (5%) Non-GAAP Operating Margin1 21.2% 20.0% (1.2 pts) (6%) Non-GAAP Diluted EPS1 $0.33 $0.33 - - 1 See reconciliation of GAAP to Non-GAAP measures on slide #14 * Totals may not foot correctly due to rounding

Annual Contract Value by Quarter Q109 Q209 Q309 Q409 Q110 Q210 ACV of term license contracts ($M) 3.3 3.6 6.0 8.9 ACV of On Demand SM contracts ($M) 1.1 0.7 0.8 1.1 4.4 4.3 6.8 10.0 7.3 6.5 ACV of term license and OnDemardSM contracts ($M) * Totals may not foot correctly due to rounding ADVS Annual Contract Value Including OnDemandSM Contracts ($M) Includes Advent OnDemandSM Contracts * Totals may not foot correctly due to rounding 0 5 10 15 20 25 30 2004 $2 $2 2005 $1 $1 $2 $3 $7 2006 $4 $6 $4 $7 $20 2007 $3 $6 $6 $12 $28 2008 $6 $7 $6 $10 $28 2009 $4.4 $4.3 $6.8 $10.1 $25.6 2010 $7.3 $6.5 $13.8 YTD Q1 ACV Q2 ACV Q3 ACV Q4 ACV

ADVS Continuing Operations Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals may not foot correctly due to rounding $- $20 $40 $60 $80 $100 $120 $140 $160 12/31/05 $57 $17 12/31/06 $77 $43 12/31/07 $111 $99 12/31/08 $141 $152 12/31/09 $146 $100 6/30/10 $145 Deffered Revenue Backlog

ADVS Continuing Operations Sustainably Growing Revenue ($M) 87% of Q2 2010 revenue from recurring sources $192 $238 +24% $149 $163 +18% +10% +9% * Totals may not foot correctly due to rounding $- $50 $100 $150 $200 $250 $300 2005 $35 $36 $38 $40 $149 2006 $39 $40 $41 $44 2007 $43 $47 $50 $53 2008 $55 $58 $58 $66 2009 $66 $63 $61 $66 2010 $67 $69 Q1 Revenue Q2 Revenue Q3 Revenue Q4 Revenue

ADVS Continuing Operations Composition of Deferred Revenue ($M) $111 $141 $146 $57 $77 * Totals may not foot correctly due to rounding $- $20 $40 $60 $80 $100 $120 $140 $160 12/31/05 $40 $9 $8 12/31/06 $41 $9 $18 $9 12/31/07 $45 $21 $32 $12 12/31/08 $42 $31 $47 $22 12/31/09 $38 $25 $58 $26 6/30/10 $37 $27 $58 $25 $145 Perpetual License/Maintenance Term Implementations Term License Other Recurring

ADVS Continuing Operations Operating Cash Flow ($M) $58 $70 $33 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals may not foot correctly due to rounding 0 10 20 30 40 50 60 70 80 12/31/05 $33 12/31/06 $40 12/31/07 $58 12/31/08 $7 $25 $18 $20 12/31/09 $11 $21 $20 $21 6/30/10 $13 $18 $30 YTD Q1 OCF Q2 OCF Q3 OCF Q4 OCF

ADVS Q210 Continuing Operations Revenue Components ($M) Q209 Q210 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $54.8 $60.2 $5.4 10% Term License Revenue $24.5 $26.2 $1.7 7% Perpetual Maintenance $18.7 $18.4 ($0.3) (2%) Other Recurring $11.5 $15.7 $4.2 37% Perpetual License Revenue $2.6 $2.7 $0.1 4% AUA Fee Revenue $1.4 $1.5 $0.1 7% Other Perpetual License Revenue $1.2 $1.2 - - Professional Services & Other Revenue $5.7 $6.3 $0.6 11% Total Revenue $63.1 $69.3 $6.2 10% * Totals may not foot correctly due to rounding

ADVS Continuing Operations Renewal Rates Q108-Q110 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

ADVS Q210 Continuing Operations Income Statement Highlights 1 See reconciliation of GAAP to Non-GAAP measures on slide #14 Q209 Q210 $ +/- % +/- Total Revenue ($M) $63.1 $69.3 $6.2 10% GAAP Gross Profit ($M) $42.7 $48.5 $5.8 14% GAAP Gross Margin 68% 70% 2 points 3% GAAP Income from Operations ($M) $7.2 $7.6 $0.4 6% GAAP Operating Margin 11.5% 10.9% (0.6 points) (5%) GAAP Net Income ($M) $7.2 $4.8 ($2.4) (33%) GAAP Net Income (%) 11.4% 7.0% (4.4 points) (39%) GAAP Diluted EPS ($) $0.27 $0.18 ($0.09) (33%) Non-GAAP Income from Operations ($M)1 $13.3 $13.8 $0.5 4% Non-GAAP Operating Margin1 21.2% 20.0% (1.2 points) (6%) Non-GAAP Diluted EPS ($) 1 $0.33 $0.33 - - Headcount (Current includes 51 engineers/support contract staff converted to employees in our Beijing facility and 7 employees from the Goya acquisition; Q210 includes net addition of 3 headcount year over year) 965 1,026 61 6% * Totals may not foot correctly due to rounding

ADVS 2010 Continuing Operations Guidance Guidance Q310 FY10 Total Revenue ($M) $70M - $72M $277M - $281M YoY Revenue Growth 10% - 13% 7% - 8% GAAP Operating Margin 11% - 12% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 7% - 8% Non-GAAP Operating Margin1 20% - 21% Operating Cash Flow ($M) $77M - $82M YoY Operating Cash Flow Growth 6% - 13% Capital Expenditures, incl. cap’d SW devel. ($M) $18M - $22M Weighted Average Shares Outstanding Growth2 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% 1 See reconciliation of GAAP to Non-GAAP guidance on slide #15 2 Excluding the impact of any share repurchase

Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 48,485 $ 70% 7,572 $ 11% 4,847 $ Amortization of acquired developed technology 845 845 845 Amortization of other acquired intangibles - 331 331 Stock-based compensation - cost of revenues 690 690 690 Stock-based compensation - operating expenses - 3,853 3,853 Restructuring charges - 555 555 Income tax adjustment for non-GAAP (1) - - (2,270) Non-GAAP 50,020 $ 72% 13,846 $ 20% 8,851 $ Diluted net income per share GAAP 0.18 $ Non-GAAP 0.33 $ Shares used to compute diluted net income per share 27,053 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 42,695 $ 68% 7,226 $ 11% 7,159 $ Amortization of acquired developed technology 782 782 782 Amortization of other acquired intangibles - 438 438 Stock-based compensation - cost of revenues 820 820 820 Stock-based compensation - operating expenses - 4,065 4,065 Restructuring charges - 12 12 Investment gain - - (2,056) Income tax adjustment for non-GAAP (1) - - (2,485) Non-GAAP 44,297 $ 70% 13,343 $ 21% 8,735 $ Diluted net income per share GAAP 0.27 $ Non-GAAP 0.33 $ Shares used to compute diluted net income per share 26,140 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2010 and 2009, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended June 30, 2009 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Three Months Ended June 30, 2010 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 11% to 12% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 7% to 8% Projected non-GAAP 20% to 21% Twelve Months Ended December 31, 2010 Continuing Operations Operating Income % Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.